UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 20, 2017
(July 20, 2017)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2017, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNM Resources, Inc., entered into a new term loan facility. The $200.0 million Term Loan Agreement (the “PNM 2017 Term Loan Agreement”) between PNM and JPMorgan Chase Bank, N.A., as lender and administrative agent, and U.S. Bank National Association, as lender, is effective as of July 20, 2017, and has a maturity date of January 18, 2019. PNM used a portion of the proceeds of the PNM Term Loan Agreement to prepay without penalty a $175.0 million term loan agreement with JPMorgan Chase Bank, N.A., dated May 20, 2016. The remaining proceeds were used to reduce short-term borrowings.

PNM must pay interest on its borrowing under the PNM 2017 Term Loan Agreement from time to time following funding and must repay all amounts on or before the maturity date.

The PNM 2017 Term Loan Agreement includes customary covenants, including a covenant that requires the maintenance of a debt-to-capital ratio of less than or equal to 65%. The PNM 2017 Term Loan Agreement also includes customary events of default. The PNM 2017 Term Loan Agreement has a cross default provision and a change of control provision. If an event of default occurs, the administrative agent thereunder may, or upon the request and direction of the lenders holding a specified percentage of loans shall, declare the obligations outstanding under the PNM 2017 Term Loan Agreement to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The description of the PNM 2017 Term Loan Agreement is not complete and is qualified in its entirety by reference to the entire PNM 2017 Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

JPMorgan Chase Bank, N.A. and U.S. Bank National Association and their affiliates perform normal banking (including as lender under other facilities) and investment banking and advisory services from time to time for PNM and its affiliates, for which they receive customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Term Loan Agreement, dated as of July 20, 2017, among Public Service Company of New Mexico, as Borrower, the lenders identified therein, and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: July 20, 2017	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Finance and Controller
(Officer duly authorized to sign this report)